Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
December 31, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,272 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
37
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President

Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,583	205,583
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,699	1,699
Combined shares and units outstanding	208,079	208,079
Common stock price at end of period	$9.45	$9.45
Common equity capitalization	$1,966,347	$1,966,347
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,273,696	1,273,696
Pro rata share of unconsolidated debt	231,400	—
Pro rata share of consolidated debt	(132,794)	—
Cash and cash equivalents	(73,655)	(73,655)
Total enterprise value	$3,554,096	$3,455,490
Net Debt / Total Enterprise Value	36.6%	34.7%
Preferred Equity / Total Enterprise Value	8.1%	8.4%
Common Equity / Total Enterprise Value	55.3%	56.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Revenues:
Rooms	$126,917	$117,255	$506,348	$429,689
Food and beverage	81,426	73,483	294,969	264,893
Other hotel operating revenue	32,709	20,799	93,535	75,857
Lease revenue	1,385	1,273	5,161	4,778
Total revenues	242,437	212,810	900,013	775,217
Operating Costs and Expenses:
Rooms	36,160	33,288	144,464	121,794
Food and beverage	59,504	54,794	225,213	193,431
Other departmental expenses	56,226	55,189	220,523	200,219
Management fees	7,829	6,227	27,126	23,085
Other hotel expenses	15,239	15,221	60,618	53,117
Lease expense	1,234	1,155	4,818	4,580
Depreciation and amortization	24,507	26,055	101,943	99,458
Impairment losses and other charges	—	18,406	728	18,406
Corporate expenses	7,161	8,150	25,807	31,578
Total operating costs and expenses	207,860	218,485	811,240	745,668
Operating income (loss)	34,577	(5,675)	88,773	29,549
Interest expense	(20,405)	(16,862)	(84,276)	(75,489)
Interest income	14	95	59	213
Equity in (losses) earnings of unconsolidated affiliates	(265)	(11,431)	2,987	(13,485)
Foreign currency exchange gain (loss)	8	15	44	(1,258)
Other (expenses) income, net	(359)	455	(314)	1,820
Income (loss) before income taxes and discontinued operations	13,570	(33,403)	7,273	(58,650)
Income tax expense	(153)	(257)	(557)	(800)
Income (loss) from continuing operations	13,417	(33,660)	6,716	(59,450)
Income from discontinued operations, net of tax	2,248	1,362	3,171	1,189
Net Income (Loss)	15,665	(32,298)	9,887	(58,261)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(60)	58	(38)	184
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(6,341)	1,880	1,126	2,771
Net Income (Loss) Attributable to SHR	9,264	(30,360)	10,975	(55,306)
Preferred shareholder dividends	(6,041)	(6,041)	(24,166)	(24,166)
Net Income (Loss) Attributable to SHR Common Shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.18)	$(0.08)	$(0.40)
Income from discontinued operations attributable to SHR common shareholders	0.01	—	0.02	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.18)	$(0.06)	$(0.40)
Weighted average common shares outstanding	206,814	206,836	206,334	201,109
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.18)	$(0.08)	$(0.40)
Income from discontinued operations attributable to SHR common shareholders	0.01	—	0.02	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.18)	$(0.06)	$(0.40)
Weighted average common shares outstanding	208,986	206,836	206,334	201,109

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013 and 2012
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2013	2012
Assets
Investment in hotel properties, net	$1,795,338	$1,970,560
Goodwill	38,128	40,359
Intangible assets, net of accumulated amortization of $12,213 and $10,812	29,502	30,631
Assets held for sale	135,901	—
Investment in unconsolidated affiliates	104,973	112,488
Cash and cash equivalents	73,655	80,074
Restricted cash and cash equivalents	75,916	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,745 and $1,602	39,660	45,620
Deferred financing costs, net of accumulated amortization of $12,354 and $7,049	8,478	11,695
Deferred tax assets	—	2,203
Prepaid expenses and other assets	35,600	54,208
Total assets	$2,337,151	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,163,696	$1,176,297
Bank credit facility	110,000	146,000
Liabilities of assets held for sale	17,027	—
Accounts payable and accrued expenses	189,889	228,397
Deferred tax liabilities	46,137	47,275
Total liabilities	1,526,749	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,534	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,582,838 and 204,308,710 shares of common stock issued and outstanding)	2,056	2,043
Additional paid-in capital	1,705,306	1,730,535
Accumulated deficit	(1,234,952)	(1,245,927)
Accumulated other comprehensive loss	(41,445)	(58,871)
Total SHR’s shareholders’ equity	710,513	707,328
Noncontrolling interests in consolidated affiliates	92,355	95,657
Total equity	802,868	802,985
Total liabilities, noncontrolling interests and equity	$2,337,151	$2,406,417

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012
Discontinued Operations
(in thousands)
The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On December 12, 2013, we entered into an agreement to sell the Four Seasons Punta Mita Resort and the adjacent La Solana land parcel for $200,000,000.
The following is a summary of income from discontinued operations for the three months and years ended December 31, 2013 and 2012 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Hotel operating revenues	$12,300	$11,262	$37,964	$33,100
Operating costs and expenses	9,061	8,010	30,203	26,909
Depreciation and amortization	1,052	993	4,075	4,006
Impairment losses and other charges	—	437	—	437
Total operating costs and expenses	10,113	9,440	34,278	31,352
Operating income	2,187	1,822	3,686	1,748
Interest income	—	—	—	4
Foreign currency exchange (loss) gain	(142)	79	(1)	(352)
Other income, net	375	—	375	—
Income tax expense	(172)	(539)	(889)	(211)
Income from discontinued operations	$2,248	$1,362	$3,171	$1,189

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50% ownership interest in the Hotel del Coronado and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended December 31, 2013			Three Months Ended December 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,115	$23,634	$56,749	$29,888	$20,546	$50,434
Property EBITDA (100%)	$8,668	$4,111	$12,779	$7,201	$3,034	$10,235
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,153	$2,056	$5,209	$2,491	$1,517	$4,008
Depreciation and amortization	(1,917)	(1,565)	(3,482)	(1,797)	(1,823)	(3,620)
Interest expense	(1,941)	(193)	(2,134)	(2,549)	(189)	(2,738)
Other expenses, net	(14)	(23)	(37)	(7,869)	(111)	(7,980)
Income taxes	85	—	85	90	—	90
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
Depreciation and amortization	1,917	1,565	3,482	1,797	1,823	3,620
Termination fee	—	—	—	7,820	—	7,820
Interest expense	1,941	193	2,134	2,549	189	2,738
Income taxes	(85)	—	(85)	(90)	—	(90)
EBITDA Contribution	$3,139	$2,033	$5,172	$2,442	$1,406	$3,848
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(634)	$275	$(359)	$(9,634)	$(606)	$(10,240)
Depreciation and amortization	1,917	1,565	3,482	1,797	1,823	3,620
Termination fee	—	—	—	7,820	—	7,820
FFO Contribution	$1,283	$1,840	$3,123	$(17)	$1,217	$1,200

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$148,482	$93,133	$241,615	$140,220	$77,281	$217,501
Property EBITDA (100%)	$47,155	$18,883	$66,038	$40,722	$12,777	$53,499
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$17,152	$9,442	$26,594	$13,989	$6,389	$20,378
Depreciation and amortization	(7,564)	(6,570)	(14,134)	(6,895)	(7,145)	(14,040)
Interest expense	(8,325)	(778)	(9,103)	(10,093)	(778)	(10,871)
Other expenses, net	(242)	(58)	(300)	(7,931)	(155)	(8,086)
Income taxes	(191)	—	(191)	383	—	383
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
Depreciation and amortization	7,564	6,570	14,134	6,895	7,145	14,040
Termination fee	—	—	—	7,820	—	7,820
Interest expense	8,325	778	9,103	10,093	778	10,871
Income taxes	191	—	191	(383)	—	(383)
EBITDA Contribution	$16,910	$9,384	$26,294	$13,878	$6,234	$20,112
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$830	$2,036	$2,866	$(10,547)	$(1,689)	$(12,236)
Depreciation and amortization	7,564	6,570	14,134	6,895	7,145	14,040
Termination fee	—	—	—	7,820	—	7,820
FFO Contribution	$8,394	$8,606	$17,000	$4,168	$5,456	$9,624

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.82%	365 bp	$475,000	March 2018
Cash and cash equivalents			(7,462)
Net Debt			$467,538
Fairmont Scottsdale Princess
CMBS Mortgage	0.53%	36 bp	$117,000	April 2015
Cash and cash equivalents			(6,841)
Net Debt			$110,159

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	December 2013	4.00%	$117,000	April 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,741	$1,472	$6,298	$5,876
Revenue (a)	$1,385	$1,273	$5,161	$4,778

Lease expense	(1,234)	(1,155)	(4,818)	(4,580)
Less: Deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Adjusted lease expense	(1,287)	(1,205)	(5,025)	(4,780)

EBITDA contribution from leasehold	$98	$68	$136	$(2)

	December 31,
Security Deposit (b):	2013	2012
Marriott Hamburg	$2,611	$2,507

(a)	For the three months and years ended December 31, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Depreciation and amortization—continuing operations	24,507	26,055	101,943	99,458
Depreciation and amortization—discontinued operations	1,052	993	4,075	4,006
Interest expense—continuing operations	20,405	16,862	84,276	75,489
Income taxes—continuing operations	153	257	557	800
Income taxes—discontinued operations	172	539	889	211
Noncontrolling interests	60	(58)	38	(184)
Adjustments from consolidated affiliates	(3,589)	(4,217)	(14,604)	(8,599)
Adjustments from unconsolidated affiliates	5,553	6,956	23,489	27,562
Preferred shareholder dividends	6,041	6,041	24,166	24,166
EBITDA	57,577	17,027	211,638	143,437
Realized portion of deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Loss on sale of assets	430	—	1,185	—
Loss on sale of assets—adjustments from consolidated affiliates	(85)	—	(455)	—
Impairment losses and other charges—continuing operations	—	18,406	728	18,406
Impairment losses and other charges—discontinued operations	—	437	—	437
Foreign currency exchange (gain) loss—continuing operations (a)	(8)	(15)	(44)	1,258
Foreign currency exchange loss (gain)—discontinued operations (a)	142	(79)	1	352
Activist shareholder costs	342	—	342	—
Adjustment for Value Creation Plan	—	(1,352)	—	1,407
Severance charges	—	2,485	—	2,485
Management agreement termination fee (b)	—	7,820	—	7,820
Comparable EBITDA	$58,345	$44,679	$213,188	$175,402

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in (losses) earnings of unconsolidated affiliates and net (income) loss attributable to the noncontrolling interests in consolidated affiliates.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,223	$(36,401)	$(13,191)	$(79,472)
Depreciation and amortization—continuing operations	24,507	26,055	101,943	99,458
Depreciation and amortization—discontinued operations	1,052	993	4,075	4,006
Corporate depreciation	(125)	(190)	(508)	(979)
Loss on sale of assets	430	—	1,185	—
Realized portion of deferred gain on sale-leaseback	(53)	(50)	(207)	(200)
Noncontrolling interests adjustments	(123)	(127)	(400)	(501)
Adjustments from consolidated affiliates	(1,813)	(1,906)	(7,378)	(4,091)
Adjustments from unconsolidated affiliates	3,482	3,923	14,135	15,258
FFO	30,580	(7,703)	99,654	33,479
Redeemable noncontrolling interests	183	69	438	317
FFO—Fully Diluted	30,763	(7,634)	100,092	33,796
Impairment losses and other charges—continuing operations	—	18,406	728	18,406
Impairment losses and other charges—discontinued operations	—	437	—	437
Non-cash mark to market of interest rate swaps	(2,496)	(7,833)	(11,617)	(12,238)
Foreign currency exchange (gain) loss—continuing operations (a)	(8)	(15)	(44)	1,258
Foreign currency exchange loss (gain)—discontinued operations (a)	142	(79)	1	352
Activist shareholder costs	342	—	342	—
Adjustment for Value Creation Plan	—	(1,352)	—	1,407
Severance charges	—	2,485	—	2,485
Management agreement termination fee (b)	—	7,820	—	7,820
Comparable FFO	$28,743	$12,235	$89,502	$53,723
Comparable FFO per fully diluted share	$0.14	$0.06	$0.43	$0.26
Weighted average diluted shares (c)	209,800	209,307	209,328	203,605

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in (losses) earnings of unconsolidated affiliates and net (income) loss attributable to the noncontrolling interests in consolidated affiliates.

(c)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	4.28%	375 bp (c)	$115,958	October 2014
North Beach Venture	5.00%	Fixed	1,469	January 2015
Bank credit facility	3.17%	300 bp	110,000	June 2015
Four Seasons Washington, D.C.	3.32%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,312	December 2017
InterContinental Miami	3.67%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.02%	385 bp	109,000	July 2018
InterContinental Chicago	5.61%	Fixed	144,419	August 2021
			$1,273,696

(a)
Spread over LIBOR (0.17% at December 31, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at December 31, 2013. On August 7, 2013, the Company entered into an amendment to the mortgage loan. The amendment extended the maturity of the loan to October 2014 and waived the July 2013 and subsequent principal payments through the extended term. Pursuant to the amendment, the spread over GBP LIBOR increases in steps during the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The spread in the table is the spread over three-month GBP LIBOR (0.53% at December 31, 2013).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,312,000 is payable at a fixed rate of 10.00%.

Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014	$120,213
2015	117,498
2016	139,783
2017	577,043
2018	185,015
Thereafter	134,144
$1,273,696

Percent of fixed rate debt including swaps	68.0%
Weighted average interest rate including swaps (e)	6.21%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.92
(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

Portfolio Data
Portfolio at December 31, 2013
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	4th QTR 2013 Property EBITDA	% of 4th QTR 2013 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	$10,524	14%
InterContinental Chicago	Chicago, IL	792	10%	5,583	8%
Hotel del Coronado (a)	Coronado, CA	757	9%	3,153	4%
Fairmont Chicago	Chicago, IL	687	8%	2,788	4%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	2,056	3%
InterContinental Miami	Miami, FL	641	8%	4,088	6%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	19,483	26%
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	1,501	2%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	2,429	3%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	599	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	3,111	4%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3,184	4%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5,258	7%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	2,414	3%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	496	1%
Total United States		7,584	92%	66,667	90%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	4,673	6%
Total European		515	6%	4,673	6%
Assets Held For Sale:
Four Seasons Punta Mita Resort (f)	Punta Mita, Mexico	173	2%	3,319	4%
		8,272	100%	74,659	100%

(a)
We account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 36.4% ownership interest.

(b)
We account for this investment under the equity method of accounting and record equity in losses of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership interest.

(c)	On September 14, 2012, we purchased a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

(f)
As of December 31, 2013, this property has been classified as held for sale; therefore, the results of operations have been included in income from discontinued operations for the three months and years ended December 31, 2013 and 2012. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended December 31, 2013
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds. For purposes of this analysis, we have included the operating results of the Four Seasons Punta Mita Resort, which is included in income from discontinued operations, in the tables below.

United States Hotels (as of December 31, 2013)
Same store property revenues - 13 Properties and 6,178 Rooms

	Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	Total
Same store property revenues	179,976	225,935	222,231	230,426	$858,568
Same store seasonality %	21.0%	26.3%	25.9%	26.8%	100.0%

Mexican Hotel (as of December 31, 2013)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	Total
Same store property revenues	$13,106	$7,518	$5,040	$12,300	$37,964
Same store seasonality %	34.5%	19.8%	13.3%	32.4%	100.0%

North American Hotels (as of December 31, 2013)
Same store property revenues - 14 Properties and 6,351 Rooms

	Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	Total
Same store property revenues	193,082	233,453	227,271	242,726	$896,532
Same store seasonality %	21.5%	26.0%	25.4%	27.1%	100.0%

European Hotels (as of December 31, 2013)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	Total
Same store property revenues	$11,647	$15,424	$14,749	$16,640	$58,460
Same store seasonality %	19.9%	26.4%	25.2%	28.5%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at December 31, 2013, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the years ended December 31, 2013 and 2012, and (v) presentation of the hotels without regard to either ownership structure or leaseholds. For purposes of this analysis, we have included the operating results of the Four Seasons Punta Mita Resort, which is included in income from discontinued operations, in the tables below. Fourth quarter and year end results include payments pursuant to the JW Marriott Essex House Hotel NOI guarantee of $12.8 million and $1.4 million in 2013 and 2012, respectively.
Total United States Hotels (as of December 31, 2013)
15 Properties
7,584 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$285.47	$268.41	6.4%		$284.32	$268.41	5.9%
Average Occupancy	71.8%	69.6%	2.2	pts	74.8%	73.0%	1.8	pts
RevPAR	$205.08	$186.90	9.7%		$212.73	$195.94	8.6%
Total RevPAR	$411.53	$357.41	15.1%		$397.01	$361.84	9.7%
Property EBITDA Margin	25.9%	20.9%	5.0	pts	24.4%	21.5%	2.9	pts
Total North American Hotels (as of December 31, 2013)
16 Properties
7,757 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$293.19	$276.26	6.1%		$289.90	$273.30	6.1%
Average Occupancy	71.3%	69.1%	2.2	pts	74.2%	72.3%	1.9	pts
RevPAR	$209.17	$190.82	9.6%		$214.98	$197.59	8.8%
Total RevPAR	$419.59	$365.15	14.9%		$401.56	$365.43	9.9%
Property EBITDA Margin	25.9%	21.3%	4.6	pts	24.4%	21.5%	2.9	pts
Same Store North American Hotels (as of December 31, 2013)
14 Properties (three month period) 13 Properties (year)
6,351 Rooms (three month period) 5,841 Rooms (year)

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$292.75	$275.64	6.2%		$270.07	$254.06	6.3%
Average Occupancy	73.7%	71.3%	2.4	pts	75.0%	73.2%	1.8	pts
RevPAR	$215.75	$196.66	9.7%		$202.58	$186.05	8.9%
Total RevPAR	$415.35	$359.73	15.5%		$373.90	$344.77	8.4%
Property EBITDA Margin	26.7%	21.5%	5.2	pts	23.4%	22.0%	1.4	pts
Same Store European Hotels (as of December 31, 2013)
2 Properties
515 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$280.84	$277.82	1.1%		$273.34	$280.13	(2.4)%
Average Occupancy	84.4%	81.7%	2.7	pts	83.4%	82.8%	0.6	pts
RevPAR	$237.13	$227.07	4.4%		$227.85	$231.84	(1.7)%
Total RevPAR	$351.21	$331.93	5.8%		$311.00	$314.90	(1.2)%
Property EBITDA Margin	38.5%	39.2%	(0.7)	pts	37.7%	39.4%	(1.7)	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three months and years ended December 31, 2013 and 2012. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
UNITED STATES HOTELS:	2013	2012	Change		2013	2012	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$14,681	$15,937	(7.9)%		$59,245	$61,181	(3.2)%
Property EBITDA	$2,788	$3,003	(7.2)%		$12,601	$10,655	18.3%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	62.5%	67.3%	(4.8)	pts	69.3%	67.7%	1.6	pts
ADR	$221.62	$230.09	(3.7)%		$213.71	$218.57	(2.2)%
RevPAR	$138.53	$154.74	(10.5)%		$148.11	$147.97	0.1%
Total RevPAR	$232.29	$252.16	(7.9)%		$236.27	$243.32	(2.9)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of December 31, 2013 and 2012, respectively):
Total revenues	$23,634	$20,546	15.0%		$93,133	$77,281	20.5%
Property EBITDA	$4,111	$3,034	35.5%		$18,883	$12,777	47.8%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	68.8%	64.6%	4.2	pts	70.4%	64.7%	5.7	pts
ADR	$241.33	$208.84	15.6%		$237.72	$224.70	5.8%
RevPAR	$166.07	$134.99	23.0%		$167.27	$145.34	15.1%
Total RevPAR	$395.83	$344.11	15.0%		$393.16	$325.35	20.8%

FOUR SEASONS JACKSON HOLE
Selected Financial Information
Total revenues	$7,393	$6,141	20.4%		$40,698	$34,845	16.8%
Property EBITDA	$496	$17	2,817.6%		$8,476	$5,783	46.6%
Selected Operating Information
Rooms	124	124	—		124	124	—
Average occupancy	38.8%	36.4%	2.4	pts	59.0%	59.4%	(0.4)	pts
ADR	$578.68	$573.40	0.9%		$614.39	$543.99	12.9%
RevPAR	$224.51	$208.79	7.5%		$362.55	$323.10	12.2%
Total RevPAR	$648.09	$538.34	20.4%		$899.21	$767.79	17.1%

FOUR SEASONS SILICON VALLEY
Selected Financial Information
Total revenues	$9,711	$8,352	16.3%		$36,040	$32,458	11.0%
Property EBITDA	$2,414	$1,761	37.1%		$8,143	$6,880	18.4%
Selected Operating Information
Rooms	200	200	—		200	200	—
Average occupancy	72.2%	67.2%	5.0	pts	79.0%	73.8%	5.2	pts
ADR	$368.84	$334.24	10.4%		$341.43	$319.14	7.0%
RevPAR	$266.30	$224.54	18.6%		$269.74	$235.36	14.6%
Total RevPAR	$527.78	$453.89	16.3%		$493.70	$443.42	11.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$19,930	$15,645	27.4%		$68,756	$61,171	12.4%
Property EBITDA	$5,258	$3,069	71.3%		$16,324	$12,586	29.7%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	72.1%	62.8%	9.3	pts	72.1%	69.7%	2.4	pts
ADR	$633.26	$578.58	9.5%		$577.88	$527.77	9.5%
RevPAR	$456.62	$363.26	25.7%		$416.63	$367.90	13.2%
Total RevPAR	$975.80	$766.02	27.4%		$848.53	$752.85	12.7%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% as of December 31, 2013 and 2012):
Total revenues	$33,115	$29,888	10.8%		$148,482	$140,220	5.9%
Property EBITDA	$8,668	$7,201	20.4%		$47,155	$40,722	15.8%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	53.8%	53.6%	0.2	pts	66.1%	65.7%	0.4	pts
ADR	$355.15	$352.97	0.6%		$384.11	$378.90	1.4%
RevPAR	$190.92	$189.13	0.9%		$253.88	$248.74	2.1%
Total RevPAR	$475.49	$429.16	10.8%		$537.38	$506.10	6.2%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,473	$7,881	7.5%		$34,147	$35,239	(3.1)%
Property EBITDA	$1,501	$1,062	41.3%		$6,589	$6,945	(5.1)%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	68.5%	67.9%	0.6	pts	73.3%	75.0%	(1.7)	pts
ADR	$160.87	$154.56	4.1%		$169.33	$165.38	2.4%
RevPAR	$110.17	$104.92	5.0%		$124.15	$123.97	0.1%
Total RevPAR	$219.81	$204.44	7.5%		$223.28	$229.79	(2.8)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$20,232	$20,286	(0.3)%		$76,822	$74,349	3.3%
Property EBITDA	$5,583	$5,989	(6.8)%		$18,966	$18,408	3.0%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	84.4%	80.2%	4.2	pts	79.4%	77.5%	1.9	pts
ADR	$192.90	$205.92	(6.3)%		$196.08	$193.97	1.1%
RevPAR	$162.81	$165.16	(1.4)%		$155.68	$150.32	3.6%
Total RevPAR	$277.67	$278.41	(0.3)%		$265.75	$256.49	3.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$16,412	$14,162	15.9%		$63,713	$54,956	15.9%
Property EBITDA	$4,088	$3,474	17.7%		$17,333	$13,857	25.1%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	79.7%	83.2%	(3.5)	pts	80.7%	78.5%	2.2	pts
ADR	$191.11	$164.26	16.3%		$189.11	$169.12	11.8%
RevPAR	$152.24	$136.59	11.5%		$152.68	$132.67	15.1%
Total RevPAR	$278.29	$240.15	15.9%		$272.32	$234.25	16.3%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$39,259	$24,625	59.4%		$98,944	N/A	N/A
Property EBITDA	$19,483	$5,896	230.4%		$24,505	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2012, average occupancy was 81.3%, ADR was $395.61, RevPAR was $321.55 and Total RevPAR was $445.02.):

Rooms	510	509	1		510	N/A	N/A
Average occupancy	83.8%	82.8%	1.0	pts	81.2%	N/A	N/A
ADR	$519.88	$476.46	9.1%		$441.95	N/A	N/A
RevPAR	$435.82	$394.49	10.5%		$358.74	N/A	N/A
Total RevPAR	$835.08	$543.58	53.6%		$526.30	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,464	$10,697	16.5%		$53,642	$50,676	5.9%
Property EBITDA	$3,111	$2,544	22.3%		$15,531	$14,448	7.5%
Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	79.0%	74.6%	4.4	pts	85.1%	86.3%	(1.2)	pts
ADR	$319.74	$301.29	6.1%		$343.20	$322.49	6.4%
RevPAR	$252.71	$224.79	12.4%		$291.99	$278.17	5.0%
Total RevPAR	$396.15	$339.96	16.5%		$429.72	$404.85	6.1%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,671	$10,811	(19.8)%		$32,279	$32,503	(0.7)%
Property EBITDA	$599	$1,284	(53.3)%		$1,590	$2,087	(23.8)%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	52.3%	56.5%	(4.2)	pts	52.6%	59.6%	(7.0)	pts
ADR	$128.37	$134.24	(4.4)%		$131.47	$125.81	4.5%
RevPAR	$67.17	$75.80	(11.4)%		$69.14	$74.98	(7.8)%
Total RevPAR	$242.28	$248.13	(2.4)%		$225.49	$229.55	(1.8)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$16,119	$14,987	7.6%		$62,092	$58,024	7.0%
Property EBITDA	$3,184	$2,531	25.8%		$11,962	$11,613	3.0%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	66.3%	64.0%	2.3	pts	68.1%	65.6%	2.5	pts
ADR	$435.80	$410.33	6.2%		$417.81	$391.87	6.6%
RevPAR	$288.70	$262.50	10.0%		$284.46	$257.09	10.6%
Total RevPAR	$671.28	$624.15	7.6%		$651.78	$607.41	7.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$16,191	$15,202	6.5%		$83,129	$74,326	11.8%
Property EBITDA	$2,429	$2,277	6.7%		$23,333	$20,813	12.1%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	53.9%	52.2%	1.7	pts	67.0%	63.5%	3.5	pts
ADR	$350.82	$342.51	2.4%		$398.30	$376.81	5.7%
RevPAR	$189.22	$178.86	5.8%		$266.82	$239.26	11.5%
Total RevPAR	$444.41	$417.26	6.5%		$575.13	$512.82	12.2%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$40,890	$36,416	12.3%		$149,059	$133,948	11.3%
Property EBITDA	$10,524	$9,440	11.5%		$37,313	$31,304	19.2%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	88.6%	80.7%	7.9	pts	87.4%	82.4%	5.0	pts
ADR	$252.54	$241.26	4.7%		$245.48	$230.81	6.4%
RevPAR	$223.69	$194.76	14.9%		$214.52	$190.10	12.8%
Total RevPAR	$371.93	$331.23	12.3%		$341.74	$306.26	11.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

	Three Months Ended December 31,				Years Ended December 31,
MEXICAN HOTEL:	2013	2012	Change		2013	2012	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$12,300	$11,261	9.2%		$37,964	$33,100	14.7%
Property EBITDA	$3,319	$3,330	(0.3)%		$8,663	$7,074	22.5%
Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	49.7%	44.4%	5.3	pts	45.2%	41.5%	3.7	pts
ADR	$782.33	$820.16	(4.6)%		$694.68	$650.37	6.8%
RevPAR	$388.76	$364.17	6.8%		$314.02	$269.61	16.5%
Total RevPAR	$772.81	$707.55	9.2%		$601.23	$522.75	15.0%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,023	$5,335	12.9%		$22,255	$21,105	5.4%
Property EBITDA	$1,741	$1,472	18.3%		$6,298	$5,876	7.2%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	84.0%	79.8%	4.2	pts	83.5%	81.8%	1.7	pts
ADR	$196.14	$187.53	4.6%		$191.41	$183.97	4.0%
RevPAR	$164.69	$149.60	10.1%		$159.81	$150.53	6.2%
Total RevPAR	$235.48	$208.60	12.9%		$219.32	$207.43	5.7%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$10,618	$10,392	2.2%		$36,206	$38,251	(5.3)%
Property EBITDA	$4,673	$4,690	(0.4)%		$15,745	$17,484	(9.9)%
Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	85.0%	84.0%	1.0	pts	83.2%	83.9%	(0.7)	pts
ADR	$379.00	$378.39	0.2%		$369.78	$390.17	(5.2)%
RevPAR	$322.11	$317.93	1.3%		$307.66	$327.22	(6.0)%
Total RevPAR	$486.95	$476.59	2.2%		$418.54	$440.97	(5.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2013		2012		2013		2012
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$2,788	$2,788	$3,003	$3,003	$12,601	$12,601	$10,655	$10,655
Fairmont Scottsdale Princess (a)	4,111	—	3,034	—	18,883	—	12,777	—
Four Seasons Jackson Hole	496	496	17	17	8,476	8,476	5,783	5,783
Four Seasons Silicon Valley	2,414	2,414	1,761	1,761	8,143	8,143	6,880	6,880
Four Seasons Washington, D.C.	5,258	5,258	3,069	3,069	16,324	16,324	12,586	12,586
Hotel del Coronado (a)	8,668	—	7,201	—	47,155	—	40,722	—
Hyatt Regency La Jolla	1,501	1,501	1,062	1,062	6,589	6,589	6,945	6,945
InterContinental Chicago	5,583	5,583	5,989	5,989	18,966	18,966	18,408	18,408
InterContinental Miami	4,088	4,088	3,474	3,474	17,333	17,333	13,857	13,857
JW Marriott Essex House Hotel (b)	19,483	19,483	5,896	5,896	24,505	24,505	—	6,812
Loews Santa Monica Beach Hotel	3,111	3,111	2,544	2,544	15,531	15,531	14,448	14,448
Marriott Lincolnshire Resort	599	599	1,284	1,284	1,590	1,590	2,087	2,087
Ritz-Carlton Half Moon Bay	3,184	3,184	2,531	2,531	11,962	11,962	11,613	11,613
Ritz-Carlton Laguna Niguel	2,429	2,429	2,277	2,277	23,333	23,333	20,813	20,813
Westin St. Francis	10,524	10,524	9,440	9,440	37,313	37,313	31,304	31,304
Four Seasons Punta Mita Resort (c)	3,319	—	3,330	—	8,663	—	7,074	—
Marriott Hamburg (d)	1,741	151	1,472	118	6,298	343	5,876	198
Marriott London Grosvenor Square	4,673	4,673	4,690	4,690	15,745	15,745	17,484	17,484
	$83,970	$66,282	$62,074	$47,155	$299,410	$218,754	$239,312	$179,873
Adjustments:
Impairment losses and other charges		—		(18,406)		(728)		(18,406)
Corporate expenses		(7,161)		(8,150)		(25,807)		(31,578)
Interest income		14		95		59		213
Equity in (losses) earnings of unconsolidated affiliates		(265)		(11,431)		2,987		(13,485)
Foreign currency exchange gain (loss)		8		15		44		(1,258)
Other (expenses) income, net		(359)		455		(314)		1,820
Income from discontinued operations		2,248		1,362		3,171		1,189
Depreciation expense—discontinued operations		1,052		993		4,075		4,006
Income taxes—discontinued operations		172		539		889		211
Noncontrolling interest in consolidated affiliates		(6,341)		1,880		1,126		2,771
Adjustments from consolidated affiliates		(3,589)		(4,217)		(14,604)		(8,599)
Adjustments from unconsolidated affiliates		5,553		6,956		23,489		27,562
Other adjustments		(37)		(219)		(1,503)		(882)
EBITDA		$57,577		$17,027		$211,638		$143,437

(a)
We account for these properties under the equity method of accounting. Therefore, EBITDA related to our interest in these properties is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have not included the results of this hotel in Property EBITDA for the year ended December 31, 2012 above since we did not own the property for the entire period.

(c)
As of December 31, 2013, this property has been classified as held for sale. Therefore, its results of operations have been included in income from discontinued operations for the three months and years ended December 31, 2013 and 2012.

(d)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2013 and 2012

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended December 31, 2013			Year Ended December 31, 2013
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$2,788	$—	$2,788	$12,601	$—	$12,601
Four Seasons Silicon Valley	2,414	—	2,414	8,143	—	8,143
Four Seasons Washington, D.C.	5,258	—	5,258	16,324	—	16,324
Hyatt Regency La Jolla	1,501	(698)	803	6,589	(3,064)	3,525
InterContinental Chicago	5,583	—	5,583	18,966	—	18,966
InterContinental Miami	4,088	—	4,088	17,333	—	17,333
JW Marriott Essex House Hotel	19,483	(9,547)	9,936	24,505	(12,007)	12,498
Westin St. Francis	10,524	—	10,524	37,313	—	37,313
Total Urban Hotels	51,639	(10,245)	41,394	141,774	(15,071)	126,703
Resorts:
Fairmont Scottsdale Princess	4,111	(2,078)	2,033	18,883	(9,499)	9,384
Four Seasons Jackson Hole	496	—	496	8,476	—	8,476
Four Seasons Punta Mita Resort	3,319	—	3,319	8,663	—	8,663
Hotel del Coronado	8,668	(5,529)	3,139	47,155	(30,245)	16,910
Loews Santa Monica Beach Hotel	3,111	—	3,111	15,531	—	15,531
Marriott Lincolnshire Resort	599	—	599	1,590	—	1,590
Ritz-Carlton Half Moon Bay	3,184	—	3,184	11,962	—	11,962
Ritz-Carlton Laguna Niguel	2,429	—	2,429	23,333	—	23,333
Total Resorts	25,917	(7,607)	18,310	135,593	(39,744)	95,849
European Hotels:
Marriott Hamburg	1,741	(1,643)	98	6,298	(6,162)	136
Marriott London Grosvenor Square	4,673	—	4,673	15,745	—	15,745
Total European Hotels	6,414	(1,643)	4,771	22,043	(6,162)	15,881
	$83,970	$(19,495)	$64,475	$299,410	$(60,977)	$238,433

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	64%			53%
Resorts	28%			40%
European Hotels	8%			7%
Total	100%			100%

Total North American Urban Hotels (as of December 31, 2013)
8 Properties
4,666 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$274.63	$258.69	6.2%		$259.43	$243.82	6.4%
Average Occupancy	79.0%	76.6%	2.4	pts	79.4%	77.1%	2.3	pts
RevPAR	$216.95	$198.17	9.5%		$206.06	$187.94	9.6%
Total RevPAR	$394.97	$335.09	17.9%		$344.13	$313.93	9.6%
Property EBITDA Margin	30.5%	23.5%	7.0	pts	24.2%	20.0%	4.2	pts

Total North American Resorts (as of December 31, 2013)
8 Properties
3,091 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2013	2012	Change		2013	2012	Change
ADR	$330.22	$310.18	6.5%		$345.07	$325.97	5.9%
Average Occupancy	59.8%	58.1%	1.7	pts	66.2%	65.1%	1.1	pts
RevPAR	$197.42	$180.06	9.6%		$228.46	$212.15	7.7%
Total RevPAR	$456.75	$409.15	11.6%		$488.25	$443.13	10.2%
Property EBITDA Margin	20.0%	18.6%	1.4	pts	24.6%	23.0%	1.6	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2013

2014 Guidance
(in millions, except per share data)

	Year Ended December 31, 2014
Operational Guidance	Low Range	High Range
Total United States and United States same store RevPAR growth	5.0%	7.0%
Total United States and United States same store Total RevPAR growth	4.5%	6.5%

	Year Ended December 31, 2014
Comparable EBITDA Guidance	Low Range	High Range
Net income attributable to common shareholders	$52.9	$72.9
Depreciation and amortization	112.8	112.8
Interest expense	86.0	86.0
Income taxes	2.3	2.3
Noncontrolling interests	0.4	0.4
Adjustments from consolidated affiliates	(15.5)	(15.5)
Adjustments from unconsolidated affiliates	23.5	23.5
Preferred shareholder dividends	17.6	17.6
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of assets	(59.8)	(59.8)
Comparable EBITDA	$220.0	$240.0

	Year Ended December 31, 2014
Comparable FFO Guidance	Low Range	High Range
Net income attributable to common shareholders	$52.9	$72.9
Depreciation and amortization	112.0	112.0
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of assets	(59.8)	(59.8)
Noncontrolling interests	0.3	0.3
Adjustments from consolidated affiliates	(8.0)	(8.0)
Adjustments from unconsolidated affiliates	14.9	14.9
Comparable FFO	$112.1	$132.1
Comparable FFO per diluted share	$0.53	$0.63